EXHIBIT B

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Blount International, Inc., a Delaware corporation, unless and until a Reporting Person shall give written notice to the other Reporting Persons that it wishes to make separate Schedule 13D filings. The undersigned hereby further agree that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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SIGNATURES

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 23rd day of March 2010.

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Senior Vice President

LB BLOUNT INVESTMENT SPV LLC By LB I Group Inc., a managing member

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Vice President

LEHMAN ALI INC.

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Vice President

LEHMAN BROTHERS MERCHANT BANKING PARTNERS II L.P., by its general partner:

LEHMAN BROTHERS MERCHANT BANKING PARTNERS II INC.

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Vice President

LEHMAN BROTHERS OFFSHORE INVESTMENT PARTNERS II L.P.; by its investment general partner:

LEHMAN BROTHERS MERCHANT BANKING PARTNERS II INC.

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Vice President

LEHMAN BROTHERS CAPITAL PARTNERS III L.P., by its general partner:

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Senior Vice President

LEHMAN BROTHERS CAPITAL PARTNERS IV L.P., by its general partner:

LB I GROUP INC.

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Vice President

LEHMAN BROTHERS MBG PARTNERS 1999 (A) L.P., by its general partner:

LB I GROUP INC.

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Vice President

LEHMAN BROTHERS MBG PARTNERS 1999 (B) L.P., by its general partner:

LB I GROUP INC.

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Vice President

LEHMAN BROTHERS MBG PARTNERS 1999 (C) L.P., by its general partner:

LB I GROUP INC.

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Vice President

LB I GROUP INC.

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Vice President

LEHMAN BROTHERS OFFSHORE PARTNERS II LTD.

By:	/s/ Ashvin Rao
Name: Ashvin Rao Title: Vice President

LEHMAN BROTHERS MERCHANT BANKING PARTNERS II INC.

By:	/s/ Douglas Lambert
Name: Douglas Lambert Title: Vice President